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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Annual Report (Form 10-K) of AIRFUND International Limited Partnership of our report dated March 10, 1998 included in the 1997 Annual Report to the Partners of AIRFUND International Limited Partnership.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 1998

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